POWER OF ATTORNEY

  Each person whose signature appears below appoints Stuart W. Fuhlendorf, his or her attorney-in-fact, with full power of substitution, for him or her in any and all capacities, to sign an annual report to be filed with the Securities and Exchange Commission (the "Commission") on Form
  10-K for the year ended December 31, 1996, by Electronic Fab Technology, Corp., a Colorado corporation , and all amendments thereto, and to file the same, with all exhibits thereto, with the Commission; granting unto said attorney-in-fact full power and authority to perform any other act on behalf of the undersigned required to be done in the premises, hereby ratifying and confirming all that said attorney-in-fact may lawfully do or cause to be done by virtue hereof.



    Date:  March 27, 1997       Gerald J. Reid
                                Gerald J. Reid

    Date:  March 27, 1997       Jack Calderon
                                Jack Calderon

    Date:  March 27, 1997       Lloyd A. McConnell
                                Lloyd A. McConnell

    Date:  March 27, 1997       Stuart W. Fuhlendorf
                                Stuart W. Fuhlendorf

    Date:  March 27, 1997       Brent L. Hofmeister
                                Brent L. Hofmeister

    Date:  March 27, 1997       Lucille A. Reid
                                Lucille A. Reid

    Date:  March 27, 1997       David W. Van Wert
                                David W. Van Wert

    Date:  March 27, 1997       Darrayl Cannon
                                Darrayl Cannon

    Date:  March 27, 1997       Masoud S. Shirazi
                                Masoud S. Shirazi

    Date:  March 27, 1997       Robert McNamara
                                Robert McNamara

    Date:  March 27, 1997       James A. Doran
                                James A. Doran

    Date:  March 27, 1997       Richard L. Monfort
                                Richard L. Monfort

    Date:  March 27, 1997       Charles Hewitson
                                Charles Hewitson

    Date:  March 27, 1997       Gregory Hewitson
                                Gregory Hewitson

    Date:  March 27, 1997       Matthew Hewitson
                                Matthew Hewitson